SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 20, 2015

Umatrin Holding Limited

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	333-153261	87-0814235
(STATE OF INCORPORATION FOR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

No.32, Jalan Radin Bagus 3, Bandar Baru Seri Petaling, 57000 Kuala Lumpur, Malaysia

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

866.874.4888

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.	On August 20, 2015, the Company was informed that our registered independent public accountant, Messineo & Co., CPAs, LLC, of Clearwater Florida (“M&CO”) declined to stand for re-appointment.

b.

M&CO's report on the financial statements for the year ended January 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended January 31, 2015, and through the current date, there have been no disagreements with M&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&CO would have caused them to make reference thereto in their report on the financial statements. Including the interim reporting period April 30, 2015 to August 20, 2015 (the date of notification), there have been no disagreements with M&CO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&CO would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized M&CO to respond fully to the inquiries of the successor accountant

e.	During the year ended January 31, 2015 and the interim period through August 20, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to M&CO prior to the date of the filing of this Report and requested that M&CO furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On August 21, 2015, the Company engaged Jimmy P. Lee, CPA PC, (“JPL”) of Flushing, New York, as its new registered independent public accountant. During the year ended January 31, 2015 and prior to August 22, 2015 (the date of the new engagement), we did not consult with JPL regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by JPL, in either case where written or oral advice provided by JPL would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statement and Exhibits

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Other Exhibits. Exhibit 16.1 --Letter from Messineo & Co., CPAs, LLC, dated August 20, 2015, regarding Change in Certifying Accountant (filed herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2015	By:	/s/ Dato Sri Warren Eu
Dato Sri Warren Eu